CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 15, 2015

Date of Report

(Date of Earliest Event Reported)

CIAO GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-166057	27-1897718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8390 LBJ Freeway, 10th Floor, Dallas, Texas 75243

(Address of principal executive offices (zip code))

(347) 560-5040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 15, 2015, the Board of Directors approved the appointment of Bongiovanni & Associates, PA (“Bongiovanni”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. MaloneBailey, LLP ("MaloneBailey") is still serving as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. The Company anticipates the audit report from MaloneBailey for the fiscal year ended December 31, 2013 by the end of June 2015.

The Company will update this disclosure when the audit report for the fiscal year ended December 31, 2013 is received from MaloneBailey to disclose that there was not any adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through June 15, 2015, the Company had not consulted with Bongiovanni regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company that was an important factor considered by the Company as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a "reportable event" (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

During the Company’s two most recent fiscal years  (the “Audit Period”) and subsequent interim period through June 17, 2015, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MaloneBailey LLP would have caused MaloneBailey to make reference to the subject matter of the disagreements in connection with its reports.

The Company provided a copy of this disclosure to MaloneBailey LLP and an opportunity to furnish the Company with a letter stating whether it agrees or disagrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:

No.	Description
16.1	MaloneBailey LLP Letter, to be filed by amendment3

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CIAO GROUP, INC.

By:   /s/  Eugenio Santos

Eugenio Santos

Chief Executive Officer

Dated:  June 15, 2015

3